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                                                                    EXHIBIT 99.1

SUBSCRIPTION CERTIFICATE NO.  GATEWAY INDUSTRIES, INC. NUMBER OF RIGHTS:
                                                         CUSIP NO. _____________

       THE TERMS AND CONDITIONS OF THE OFFERING ARE SET FORTH IN THE GATEWAY INDUSTRIES, INC. PROSPECTUS DATED _____________, 1996 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM GATEWAY INDUSTRIES, INC., THE SUBSCRIPTION AGENT AND THE INFORMATION AGENT.

       THIS CERTIFICATE OR A NOTICE OF GUARANTEED DELIVER MUST BE RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK TIME, ON _____________ (SUCH DATE, SUBJECT TO EXTENSION AS PROVIDED IN THE PROSPECTUS, IS REFERRED TO IN THIS CERTIFICATE AS THE "EXPIRATION DATE").

       The Rights represented by this Subscription Certificate may be exercised by duly completing Form 1; and may be transferred, assigned, exercised or sold through a bank or broker by duly completing Form 2; Rights holders are advised to review the Prospectus and instructions (copies of which are available from Gateway Industries, Inc. and the Subscription Agent) before exercising or selling their Rights.

       IMPORTANT: Complete the appropriate FORM and if applicable, delivery instructions, and SIGN on reverse side.

SUBSCRIPTION PRICE $____ PER SHARE                            RIGHTS TO PURCHASE
                                                                 COMMON STOCK OF
                                                        GATEWAY INDUSTRIES, INC.

       The registered owner, or assigns, whose name is inscribed hereon is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto.

By_____________________________________________________________________________
                         Jack Howard, Acting President

By_____________________________________________________________________________
                     Robert W. Forman, Assistant Secretary

                 THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE
    AND MAY BE COMBINED OR DIVIDED AT THE OFFICE OF THE SUBSCRIPTION AGENT.

       RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.

Delivery:                               Holder:

       American Stock Transfer & Trust Company
       40 Wall Street
       New York, NY  10005



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       FORM 1 - EXERCISE AND SUBSCRIPTION:  The undersigned hereby irrevocable exercises one or more Rights evidenced by this Certificate to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in this Prospectus, receipt of which is hereby acknowledged.

       (a) Number of shares subscribed for pursuant to the Basic Subscription Privilege. (One Right equal one shares.)
                    _______________________ X $_____ per share + $-------------
                    (Number of shares - whole number only)

       (b) Number of shares subscribed for pursuant to the Oversubscription Privilege. (No shares may be subscribed for pursuant to the Oversubscription Privilege unless all of the Rights represented by this Subscription Certificate are fully exercised pursuant to the Basic Subscription Privilege)*

                    _______________________ X $_____ per share + $-------------
                    (Number of shares - whole number only)

       (c) Total Subscription Price. (Add far right columns in a and b.) $______________________.

METHOD OF PAYMENT (CHECK ONE)

   ___  CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO _______________________

   ___  WIRE TRANSFER DIRECTLY TO FIRST PROFESSIONAL BANK, ACCOUNT NO.
        ______________, ABA NO. _______________

       (d) If the number of Rights being exercised pursuant to the Basic Subscription Privilege is less than all of the Rights represented by this Subscription Certificate (check only one):

   ___ DELIVER TO ME A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS TO WHICH I AM ENTITLED.
   ___ DELIVER A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS IN ACCORDANCE WITH MY FORM 2 INSTRUCTIONS (please include any required signature guarantees).
   ___ CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):________________________________________________

Window Ticket Number (if any)__________________________________________________

Date of Execution of Notice of Guaranteed Delivery_____________________________

Name of Institution which guaranteed delivery__________________________________

   ___ FORM 2 -- CHECK HERE TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR
       ALL OF YOUR RIGHTS EVIDENCED HEREBY OR TO EXERCISE OF SELL RIGHTS THROUGH YOUR BANK OR BROKER: For value received, _________ Rights represented by this Subscription Certificate are hereby assigned to (please print name and address and Taxpayer Identification No. of transferee in full:

Name___________________________________________________________________________

Address________________________________________________________________________

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

Taxpayer Identification No.**__________________________________________________

_______________________________________________________________________________
                     Signature of Subscriber/Transferor***

*The number of Underlying Shares available to Holders pursuant to the Oversubscription Privilege may be limited in the Prospectus. If the number of Underlying Shares subscribed for exceeds the number of shares actually tendered to the subscriber, the portion of the Subscription Price tendered corresponding to those excess shares shall be returned to the subscriber, without interest, as soon as practicable after the Expiration Date.

**Social Security Number of individuals.

***For a Transfer, A Signature Guarantee must be provided by an Eligible Institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934.

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